Exhibit 99.1
N e w s   R e l e a s e
Contacts:
At InSight:
Bret W. Jorgensen
President & CEO
Mitch C. Hill
Executive Vice President & CFO
949-282-6000
At Pairelations, LLC
Susan J. Lewis
303-804-0494
slewis@pairelations.com
INSIGHT HEALTH SERVICES HOLDINGS CORP.’S PREPACKAGED PLAN OF
REORGANIZATION CONFIRMED BY BANKRUPTCY COURT
Lender Confirms Commitment for Provision of Continued Financing
     LAKE FOREST, Calif. ... July 10, 2007 ... InSight Health Services Holdings Corp. (“InSight”) announced today that the joint prepackaged plan of reorganization of it and its wholly owned subsidiary InSight Health Services Corp. (“IHSC”) has been confirmed by the U.S. Bankruptcy Court for the District of Delaware on July 10, 2007 clearing the way for InSight’s and IHSC’s emergence from Chapter 11.
     InSight also announced that Bank of America, N.A. has committed to provide financing in the form of a $30 million revolving credit facility that will be used to provide working capital for ongoing operations.
     InSight expects the plan to become effective on or about August 1, 2007, once all the conditions of the plan have been satisfied and the $30 million revolving credit facility has closed.

     Bret W. Jorgensen, InSight’s President and Chief Executive Officer stated, “This marks an important step for InSight and its future. We expected a quick confirmation of the plan, and hence, we accomplished our goal, which preserved trade creditor claims and also protected our customers and employees. Of equal importance is that our normal business operations, as well as the patients, physicians and hospitals we serve, have been uninterrupted by this process. We thank our employees, customers, lenders, vendors and partners for their continued support during this challenging period and appreciate their confidence in our business and the quality of services we deliver.
     “As a result, we have eliminated $194.5 million of debt, improved our liquidity and negotiated a continued revolving credit facility. This is a positive step to ensure our long-term financial health, as we strive to emerge as a stronger player in the marketplace,” Jorgensen concluded.
Safe Harbor
     The foregoing contains forward-looking statements regarding InSight. They reflect InSight’s current views with respect to current events and financial performance, are subject to many risks, uncertainties and factors relating to InSight’s operations and business environment which may cause the actual results of InSight to be materially different from any future results, express or implied by such forward-looking statements. InSight intends that such forward-looking statements be subject to the Safe Harbor created by Section 27(a) of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934. The words and phrases “expect,” “estimate,” and “anticipate” and similar expressions identify forward-looking statements. Certain factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: (i) InSight’s ability to successfully complete the restructuring in a timely manner; (ii) uncertainty of InSight’s liquidity and ability to continue as a going concern; (iii) overcapacity and competition in InSight’s markets; (iv) reductions, limitations and delays in reimbursement by third-party payors; (v) contract renewals and financial stability of customers; (vi) conditions within the healthcare environment; (vii) the potential for rapid and significant changes in technology and their effect on InSight’s operations; (viii) operating, legal, governmental and regulatory risks; (ix) any delays in consummating the plan of reorganization; (x) economic, political and competitive forces affecting InSight’s business; and (xi) InSight’s ability to successfully integrate acquisitions.
     Other risk factors are listed from time to time in InSight’s Securities and Exchange Commission registration statements and reports, including, but not limited to, the registration statement filed with the Securities and Exchange Commission. If any of these risks or uncertainties materializes, or if any of InSight’s underlying assumptions is incorrect, InSight’s actual results may differ from the results that InSight expresses or implies by any of its forward-looking statements. InSight disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.
About InSight
     InSight, headquartered in Lake Forest, California, is a nationwide provider of diagnostic imaging services. It serves managed care entities, hospitals and other contractual customers in more than 30 states, including the following targeted regional markets: California, Arizona, New England, the Carolinas, Florida and the Mid-Atlantic states. As of March 31, 2007, InSight’s network consisted of 109 fixed-site centers and 104 mobile facilities.
For more information, please visit www.insighthealth.com.
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